Exhibit 99.2

QUARTERLY SUPPLEMENTAL 3Q 2025 AT T H E V E R Y H E A R T O F H E A LT H C A R E .

3 COMPANY OVERVIEW

Company Information 3

6 FINANCIAL INFORMATION

Reconciliation of Funds from Operations 6

Debt Summary 7

Debt Maturities and Debt Metrics 8

9 PORTFOLIO INFORMATION

Lease and Loan Maturity Schedule 9

Total Assets and Revenues by Asset Type, Operator, State and Country 10

Rent Coverage 13

Summary of Active Developments and Capital Addition Projects 15

16 FINANCIAL STATEMENTS

Consolidated Statements of Income 16

Consolidated Balance Sheets 17

Investments in Unconsolidated Real Estate Joint Ventures 18

Investments in Unconsolidated Operating Entities 19

Appendix - Non-GAAP Reconciliations 20

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as "may", "will", "would", "could", "expect", "intend", "plan", "estimate", "target", "anticipate", "believe", "objectives", "outlook", "guidance" or other similar words, and include statements regarding our strategies, objectives, asset sales and other liquidity transactions (including the use of proceeds thereof), expected re-tenanting of facilities and receipt of related rents, expected outcomes from Prospect's Chapter 11 restructuring process and any related transactions, including the application of the Yale settlement payment, the closing of the NOR transaction and receipt of regulatory approvals, and the use of proceeds thereof, MPT's remaining DIP obligations and expected repayments, and potential repurchases under the common stock repurchase program. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the NOR transaction will not receive required regulatory approvals for close; (iii) the risk that the timing, outcome and terms of the bankruptcy restructuring of Prospect will not be consistent with those anticipated by the Company; (iv) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (v) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (vi) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vii) MPT's ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due, or pursue acquisition and development opportunities; (viii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (ix) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (x) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (xi) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; and (xii) the risks and uncertainties of litigation or other regulatory proceedings.

The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned "Risk Factors" in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.



Pictured above: Hayes Grove - Bromley, U.K. - Operated by Priory.
On the cover: Pihlajalinna Kuopio Leväsentie – Operated by Pihlajalinna – Helsinki, Finland.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 2

COMPANY OVERVIEW

Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world's largest owners of hospital real estate.

MPT's financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations.



As of September 30, 2025.

388	51	~39,000	31	9
properties	*operators*	*beds*	*U.S. states*	*countries*

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 3

MPT Officers

Edward K. Aldag, Jr.	Chairman, President and Chief Executive Officer
R. Steven Hamner	Executive Vice President and Chief Financial Officer
J. Kevin Hanna	Senior Vice President, Controller and Chief Accounting Officer
Rosa H. Williams	Senior Vice President of Operations and Secretary
Larry H. Portal	Senior Vice President, Senior Advisor to the CEO
Charles R. Lambert	Senior Vice President of Finance and Treasurer
R. Lucas Savage	Vice President, Head of Global Acquisitions

Board of Directors

Edward K. Aldag, Jr.
G. Steven Dawson
R. Steven Hamner
Caterina A. Mozingo
Emily W. Murphy
Elizabeth N. Pitman
D. Paul Sparks, Jr.
Michael G. Stewart
C. Reynolds Thompson, III

Corporate Headquarters

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501
Birmingham, AL 35242

(205) 969-3755
(205) 969-3756 (fax)

www.medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 4

INVESTOR RELATIONSContactDrew Babin, Head of Financial Strategy and Investor Relations (646) 884-9809 or dbabin@medicalpropertiestrust.comTransfer Stock Exchange Agent Listing and Trading SymbolEquniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPWNew York, NY 10005https://equiniti.com/usPihlajalinna Kuopio Leväsentie – Operated by Pihlajalinna – Helsinki, Finland.MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 5

FINANCIAL INFORMATION

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended	
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
FFO INFORMATION:				
Net loss attributable to MPT common stockholders	$ (77,730)	$ (801,163)	$ (294,362)	$ (1,997,423)
Participating securities' share in earnings	(256)	(153)	(597)	(807)
Net loss, less participating securities' share in earnings	$ (77,986)	$ (801,316)	$ (294,959)	$ (1,998,230)
Depreciation and amortization	82,242	218,646	240,465	430,128
Loss (gain) on sale of real estate	9,115	(91,795)	(4,156)	(475,196)
Real estate impairment charges	78,677	179,952	126,645	679,276
Funds from operations	$ 92,048	$ (494,513)	$ 67,995	$ (1,364,022)
Other impairment charges, net	6,976	427,811	40,487	1,172,789
Litigation, bankruptcy and other (recoveries) costs	(1,125)	28,899	11,078	46,507
Share-based compensation (fair value adjustments) [A]	3,457	-	3,444	-
Non-cash fair value adjustments	(12,066)	130,949	123,370	511,472
Tax rate changes and other	(12,091)	8	(10,970)	4,596
Debt refinancing and unutilized financing costs	14	713	4,273	3,677
Normalized funds from operations	$ 77,213	$ 93,867	$ 239,677	$ 375,019
Certain non-cash and related recovery information:				
Share-based compensation [A]	$ 8,885	$ 14,427	$ 27,420	$ 30,581
Debt costs amortization	$ 7,445	$ 4,994	$ 20,435	$ 14,769
Non-cash rent and interest revenue [B]	$ 349	$ -	$ 349	$ -
Cash recoveries of non-cash rent and interest revenue [C]	$ 556	$ 552	$ 1,620	$ 6,840
Straight-line rent revenue from operating and finance leases	$ (39,688)	$ (41,363)	$ (124,945)	$ (129,395)
PER DILUTED SHARE DATA:				
Net loss, less participating securities' share in earnings	$ (0.13)	$ (1.34)	$ (0.49)	$ (3.33)
Depreciation and amortization	0.14	0.37	0.40	0.72
Loss (gain) on sale of real estate	0.01	(0.15)	(0.01)	(0.79)
Real estate impairment charges	0.13	0.30	0.21	1.13
Funds from operations	$ 0.15	$ (0.82)	$ 0.11	$ (2.27)
Other impairment charges, net	0.01	0.71	0.06	1.94
Litigation, bankruptcy and other (recoveries) costs	-	0.05	0.02	0.08
Share-based compensation (fair value adjustments) [A]	0.01	-	0.01	-
Non-cash fair value adjustments	(0.02)	0.22	0.21	0.85
Tax rate changes and other	(0.02)	-	(0.02)	0.01
Debt refinancing and unutilized financing costs	-	-	0.01	0.01
Normalized funds from operations	$ 0.13	$ 0.16	$ 0.40	$ 0.62
Certain non-cash and related recovery information:				
Share-based compensation [A]	$ 0.01	$ 0.02	$ 0.05	$ 0.05
Debt costs amortization	$ 0.01	$ 0.01	$ 0.03	$ 0.02
Non-cash rent and interest revenue [B]	$ -	$ -	$ -	$ -
Cash recoveries of non-cash rent and interest revenue [C]	$ -	$ -	$ -	$ 0.01
Straight-line rent revenue from operating and finance leases	$ (0.07)	$ (0.07)	$ (0.21)	$ (0.22)

Notes:

Investors and analysts following the real estate industry utilize funds from operations ("FFO") as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the "Earnings (loss) from equity interests" line on the consolidated statements of income.

(A) Total share-based compensation expense is $12.3 million and $30.9 million for the three and nine months ended September 30, 2025, respectively, (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects a $3.5 million and $3.4 million adjustment in the three and nine months ended September 30, 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $8.9 million and $27.4 million for the three and nine months ended September 30, 2025.

(B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind ("PIK") interest or other accruals.

(C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025

6

FINANCIAL INFORMATION (As of September 30, 2025) ($ amounts in thousands) DEBT SUMMARY Debt Instrument Rate Type Rate Balance 2026 Secured Credit Facility Revolver(A)(B) Variable 5.951% $ 567,631 2027 Secured Term Loan Variable 6.513% 200,000 0.993% Notes Due 2026 (€500M)(B) Fixed 0.993% 586,700 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 3.692% Notes Due 2028 (£600M)(B) Fixed 3.692% 806,760 4.625% Notes Due 2029 Fixed 4.625% 900,000 3.375% Notes Due 2030 (£350M)(B) Fixed 3.375% 470,610 3.500% Notes Due 2031 Fixed 3.500% 1,300,000 7.000% Secured Notes Due 2032 (€1B)(B) Fixed 7.000% 1,173,400 8.500% Secured Notes Due 2032 Fixed 8.500% 1,500,000 2034 Secured GBP Term Loan (£631M)(B) Fixed 6.877% 848,953 $ 9,754,054 Debt issuance costs and discount (137,878) Weighted average rate 5.383% $ 9,616,176 Variable 8% Fixed 92% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. (B) Non-USD denominated debt converted to U.S. dollars at September 30, 2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 7

FINANCIAL INFORMATION

(As of September 30, 2025)

($ amounts in thousands)

DEBT MATURITIES

Year	Senior Notes	Term Loans/Revolver	Total Debt	% of Total
2025	$ -	$ -	$ -	0.0%
2026	586,700	567,631 (A)	1,154,331	11.9%
2027	1,400,000	200,000	1,600,000	16.4%
2028	806,760	-	806,760	8.3%
2029	900,000	-	900,000	9.2%
2030	470,610	-	470,610	4.8%
2031	1,300,000	-	1,300,000	13.3%
2032	2,673,400	-	2,673,400	27.4%
2033	-	-	-	0.0%
2034	-	848,953	848,953	8.7%
Totals	**$ 8,137,470**	**$ 1,616,584**	**$ 9,754,054**	**100.0%**

DEBT BY LOCAL CURRENCY

	Senior Notes	Term Loans/Revolver	Total Debt	% of Total
United States dollars	$ 5,100,000	$ 585,000	$ 5,685,000	58.3%
British pound sterling	1,277,370	848,953	2,126,323	21.8%
Euros	1,760,100	117,340	1,877,440	19.2%
Swiss francs	-	65,291	65,291	0.7%
Totals	**$ 8,137,470**	**$ 1,616,584**	**$ 9,754,054**	**100.0%**

DEBT METRICS (B)

	For the Three Months Ended September 30, 2025
Adjusted Net Debt to Annualized EBITDA*re* Ratios:	
Adjusted Net Debt	$ 8,719,309
Adjusted Annualized EBITDA*re*	$ 906,284
Adjusted Net Debt to Adjusted Annualized EBITDA*re* Ratio	9.6x
Adjusted Net Debt	$ 8,719,309
Transaction Adjusted Annualized EBITDA*re*	$ 907,364
Adjusted Net Debt to Transaction Adjusted Annualized EBITDA*re* Ratio	9.6x
Leverage Ratio:	
Unsecured Debt	$ 5,464,070
Secured Debt	4,289,984
Total Debt	$ 9,754,054
Total Gross Assets (C)	$ 16,557,726
Financial Leverage	58.9%
Interest Coverage Ratio:	
Interest Expense	$ 132,395
Capitalized Interest	3,361
Debt Costs Amortization	(6,862)
Total Interest	$ 128,894
Adjusted EBITDA*re*	$ 226,571
Adjusted Interest Coverage Ratio	1.8x

(A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions.

(B) Not intended to reflect covenants per debt agreements.

(C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization.

See appendix for reconciliation of Non-GAAP financial measures.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025

8

PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of September 30, 2025) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2025 1 $—0.0% 2026 1 228 0.0% 2027 1 3,681 0.3% 2028 7 17,662 1.6% 2029 6 16,683 1.5% 2030 9 6,369 0.6% 2031 5 6,456 0.6% 2032 21 60,279 5.3% 2033 5 6,201 0.5% 2034 14 107,883 9.6% Thereafter 297 903,888 80.0% 367 # $ 1,129,330 100.0% Percentage of total base rent/interest 100% 90% 80.0% 80% 70% 60% 50% 40% 30% 20% 9.6% 10% 5.3% 0.0% 0.0% 0.3% 1.6% 1.5% 0.6% 0.6% 0.5% 0% (A) Schedule includes leases and mortgage loans and related terms as of September 30, 2025. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 9

PORTFOLIO INFORMATION

TOTAL ASSETS AND REVENUES BY ASSET TYPE

(September 30, 2025)

($ amounts in thousands)

Asset Types	Properties	Total Assets[(A)]	Percentage of Total Assets	Q3 2025 Revenues	Percentage of Q3 2025 Revenues
General Acute Care Hospitals	171	$ 8,912,538	59.7%	$ 144,760	60.9%
Behavioral Health Facilities	68	2,456,058	16.5%	54,726	23.1%
Post Acute Care Facilities	128	1,647,940	11.0%	36,097	15.2%
Freestanding ER/Urgent Care Facilities	21	114,879	0.8%	1,939	0.8%
Other	-	1,792,780	12.0%	-	-
Total	**388**	**$ 14,924,195**	**100.0%**	**$ 237,522**	**100.0%**

TOTAL ASSETS BY ASSET TYPE


12%
1%
11%
16%
60%
General Acute Care Hospitals
Behavioral Health Facilities
Post Acute Care Facilities
Freestanding ER/Urgent Care Facilities
Other

TOTAL REVENUES BY ASSET TYPE


1%
15%
23%
61%

DOMESTIC ASSETS BY ASSET TYPE


13%
1%
13%
12%
61%
General Acute Care Hospitals
Behavioral Health Facilities
Post Acute Care Facilities
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC REVENUES BY ASSET TYPE


1%
23%
18%
58%

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.

(A) Reflects total assets on our consolidated balance sheets.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025

10

PORTFOLIO INFORMATION

TOTAL ASSETS - LARGEST INDIVIDUAL FACILITY

(September 30, 2025)

Operators	Largest Individual Facility as a Percentage of Total Assets[(A)]
Circle Health	1.4%
Priory Group	0.9%
Healthcare Systems of America	1.8%
Swiss Medical Network	1.8%
Lifepoint Behavioral Health	0.5%
46 operators	1.6%

Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator - not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necesssary to transition. Such underwriting characteristics include:

- ***Physical Quality***
- ***Competition***
- ***Demographics and Market***
- ***Financial***

TOTAL ASSETS AND REVENUES BY OPERATOR

(September 30, 2025)

($ amounts in thousands)

Operators	Properties	Total Assets[(A)]	Percentage of Total Assets	Q3 2025 Revenues	Percentage of Q3 2025 Revenues
Circle Health	36	$ 2,135,280	14.3%	$ 54,228	22.8%
Priory Group	37	1,306,202	8.8%	27,481	11.6%
Healthcare Systems of America	8	1,202,187	8.1%	4,965 [(B)]	2.1%
Swiss Medical Network	20	863,329	5.8%	1,043	0.4%
Lifepoint Behavioral Health	19	814,878	5.5%	20,909	8.8%
MEDIAN	81	681,439	4.6%	8,840	3.7%
Prospect Medical Holdings	11	672,711	4.5%	-	0.0%
Ernest Health	28	616,397	4.1%	18,881	8.0%
Lifepoint Health	8	462,970	3.1%	15,319	6.5%
Ramsay Health Care	8	407,647	2.7%	6,937	2.9%
41 operators	132	3,968,375	26.5%	78,919	33.2%
Other	-	1,792,780	12.0%	-	-
Total	**388**	**$ 14,924,195**	**100.0%**	**$ 237,522**	**100.0%**

(A) Reflects total assets on our consolidated balance sheets.
(B) Approximately $4 million (September rent) related to this cash-basis tenant was not received until October 1, 2025; therefore, it is excluded here. The revenue from this receipt will be recognized in Q4 2025 along with the October rent that has been paid of approximately $5 million.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 11

PORTFOLIO INFORMATION

TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY

(September 30, 2025)

($ amounts in thousands)

U.S. States and Other Countries	Properties	Total Assets[(A)]	Percentage of Total Assets	Q3 2025 Revenues	Percentage of Q3 2025 Revenues
Texas	45	$ 1,429,105	9.6%	$ 23,651	10.0%
California	17	1,032,272	6.9%	13,967	5.9%
Florida	6	838,271	5.6%	3,251	1.4%
Ohio	9	332,436	2.2%	6,455	2.7%
Arizona	8	330,494	2.2%	9,160	3.8%
26 Other States	79	2,548,691	17.1%	64,166	27.0%
Other	-	949,691	6.4%	-	-
United States	**164**	**$ 7,460,960**	**50.0%**	**$ 120,650**	**50.8%**
United Kingdom	92	$ 4,204,908	28.2%	$ 95,713	40.3%
Switzerland	20	863,328	5.8%	1,043	0.4%
Germany	85	757,239	5.1%	11,072	4.7%
Spain	9	289,878	1.9%	3,255	1.4%
Other Countries	18	504,793	3.4%	5,789	2.4%
Other	-	843,089	5.6%	-	-
International	**224**	**$ 7,463,235**	**50.0%**	**$ 116,872**	**49.2%**
Total	388	$ 14,924,195	100.0%	$ 237,522	100.0%

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.
(A) Reflects total assets on our consolidated balance sheets.

TOTAL ASSETS BY COUNTRY



50%
28%
6%
5%
2%
3%
6%
United States
United Kingdom
Switzerland
Germany
Spain
Other Countries
Other

TOTAL REVENUES BY COUNTRY



51%
40%
1%
5%
1%
2%

ASSETS BY U.S. STATE



10%
7%
6%
2%
2%
17%
6%
Texas
California
Florida
Ohio
Arizona
26 Other States
Other

REVENUES BY U.S. STATE



10%
6%
1%
3%
4%
27%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 12

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.00x 3.0x 3.0x 2.7x 2.5x 2.5x 2.50x 2.3x 2.0x 2.1x 2.0x 2.00x 1.9x 1.9x 1.8x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities Q2 2024 TTM Q1 2025 TTM Q2 2025 TTM % of Total Assets(D) 59.7% 11.0% 16.5% 87.2% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and June 30, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include Prospect Medical Holdings (PMH) facilities due to restructuring, and former Steward Health Care facilities due to re-tenanting. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) Reflects percentage of total assets on September 30, 2025 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 13

PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE

EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	TTM EBITDARM Rent Coverage[(B)]
Priory Group	$	1,262,325	Behavioral	2.2x
MEDIAN		681,439	Post Acute	1.7x
Ernest Health		616,397	Post Acute	2.4x
Swiss Medical Network		580,186	General Acute	2.0x
Aspris Children's Services		248,958	Behavioral	2.1x
Surgery Partners		220,952	General Acute	6.2x
Pipeline Health System		205,432	General Acute	2.1x
Vibra Healthcare		186,769	Post Acute	2.0x
Prime Healthcare		157,907	General Acute	2.2x
IMED Hospitales		134,839	General Acute	1.9x
Other Reporting Tenants		538,606	Various	3.4x
Total	**$**	**4,833,810**		**2.4x**

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	TTM EBITDARM Rent Coverage
International Operator 1	$	2,088,238	General Acute	2.7x
Domestic Operator 1		462,970	General Acute	2.7x
Domestic Operator 2		325,960	General Acute	2.5x
Domestic Operator 3		814,878	Behavioral	1.7x
Domestic Operator 4		80,438	General Acute	8.3x
Total	**$**	**3,772,484**		**2.7x**

PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	Comments
Healthcare Systems of America	$	1,125,301	General Acute	U.S. hospital operator with eight community hospitals across three states
Prospect Medical Holdings		567,567	General Acute	In court restructuring ongoing
Ramsay Health Care UK		407,647	General Acute	One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated
Pihlajalinna		222,164	General Acute	One of Finland's leading providers of social and health services
CommonSpirit Health		147,165	General Acute	One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated
Quorum Health		139,299	General Acute	U.S. hospital operator with twelve community hospitals across nine states
HonorHealth		133,335	General Acute	One of Arizona's largest nonprofit healthcare systems; Investment grade-rated
Saint Luke's - Kansas City		119,998	General Acute	Investment grade-rated
NHS		88,306	General Acute	Single-payor government entity in UK
Insight Health		65,380	General Acute	U.S. hospital operator with nine medical centers across four states
NeuroPsychiatric Hospitals		25,843	Behavioral	U.S. hospital operator with nine behavioral health hospitals; Parent guaranty
Community Health Systems		24,471	General Acute	Publicly-traded U.S. hospital operator focused on identifying and turning around financially challenged hospitals
Tenor Health		19,439	General Acute	Growing non-profit hospital operator focused on identifying and turning around financially challenged hospitals
Total	**$**	**3,085,915**		

Above data represents approximately 92% of MPT Total Real Estate Investment

Notes: All data presented is on a trailing twelve month ("TTM") basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and June 30, 2025.
(A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development.
(B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include Prospect Medical Holdings (PMH) facilities due to restructuring, and former Steward Health Care facilities due to re-tenanting.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025
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PORTFOLIO INFORMATION

SUMMARY OF ACTIVE DEVELOPMENT AND CAPITAL ADDITION PROJECTS AS OF SEPTEMBER 30, 2025[A]

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of September 30, 2025	Cost Remaining	Estimated Construction Completion Date
Lifepoint Behavioral	Arizona	$ 10,659	$ 6,623	$ 4,036	1Q26
IMED	Spain	42,246	37,608	4,638	1Q26
IMED	Spain	57,196	33,884	23,312	2Q26
Healthcare Systems of America	Florida	37,000	551	36,449	2Q27
Other	Various	554	210	344	2Q26
		$ 147,655	$ 78,876	$ 68,779	

(A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We are presently completing construction to the stage where the building is "weathered in" and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of September 30, 2025, we estimate that the cost to complete construction to this stage, plus costs of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $35 million and $40 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs.

Since approximately 2022, we have planned and commenced construction of a built-to-suit headquarters facility and estimate its completion and occupancy by 2025's fourth quarter. Total costs to complete, including furnishings, interior buildout, relocation and other costs are estimated to be between $35 million and $45 million.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025

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FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Nine Months Ended September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 REVENUES Rent billed $ 181,001 $ 169,721 $ 524,051 $ 552,784 Straight-line rent 36,405 36,602 116,197 119,719 Income from financing leases 9,944 9,798 29,772 53,832 Interest and other income 10,172 9,706 31,660 37,368 Total revenues 237,522 225,827 701,680 763,703 EXPENSES Interest 132,395 106,243 377,905 316,358 Real estate depreciation and amortization 66,993 204,875 198,282 382,701 Property-related(A) 8,993 4,994 26,891 17,475 General and administrative 37,734 36,625 105,842 105,300 Total expenses 246,115 352,737 708,920 821,834 OTHER (EXPENSE) INCOME (Loss) gain on sale of real estate (9,115) 91,795 4,156 475,196 Real estate and other impairment charges, net (81,761) (607,922) (159,284) (1,438,429) Earnings (loss) from equity interests 34,403 21,643 73,713 (369,565) Debt refinancing and unutilized financing costs (14) (713) (3,629) (3,677) Other (including fair value adjustments on securities) (1,498) (169,790) (171,138) (566,821) Total other expense (57,985) (664,987) (256,182) (1,903,296) Loss before income tax (66,578) (791,897) (263,422) (1,961,427) Income tax expense (10,872) (9,032) (30,112) (34,538) Net loss (77,450) (800,929) (293,534) (1,995,965) Net income attributable to non-controlling interests (280) (234) (828) (1,458) Net loss attributable to MPT common stockholders $ (77,730) $ (801,163) $ (294,362) $ (1,997,423) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net loss attributable to MPT common stockholders $ (0.13) $ (1.34) $ (0.49) $ (3.33) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 601,136 600,229 600,867 600,197 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 601,136 600,229 600,867 600,197 $—$—DIVIDENDS DECLARED PER COMMON SHARE $ 0 .08 $ 0 .08 $ 0 .24 $ 0 .38 (A) Includes $2.3 million and $2.6 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended September 30, 2025 and 2024, respectively, and $9.3 million and $9.8 million for the nine months ended September 30, 2025 and 2024, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 16

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) September 30, 2025 December 31, 2024 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 11,748,943 $ 11,259,842 Investment in financing leases 943,750 1,057,770 Real estate held for sale—34,019 Mortgage loans 127,926 119,912 Gross investment in real estate assets 12,820,619 12,471,543 Accumulated depreciation and amortization (1,633,531) (1,422,948) Net investment in real estate assets 11,187,088 11,048,595 Cash and cash equivalents 396,577 332,335 Interest and rent receivables 25,142 36,327 Straight-line rent receivables 851,749 700,783 Investments in unconsolidated real estate joint ventures 1,379,600 1,156,397 Investments in unconsolidated operating entities 319,192 439,578 Other loans 245,535 109,175 Other assets 519,312 471,404 Total Assets $ 14,924,195 $ 14,294,594 LIABILITIES AND EQUITY Liabilities Debt, net $ 9,616,176 $ 8,848,112 Accounts payable and accrued expenses 475,938 454,209 Deferred revenue 22,113 29,445 Obligations to tenants and other lease liabilities 148,605 129,045 Total Liabilities 10,262,832 9,460,811 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding—601,136 shares at September 30, 2025 and 600,403 shares at December 31, 2024 601 600 Additional paid-in capital 8,602,994 8,584,917 Retained deficit (4,097,973) (3,658,516) Accumulated other comprehensive income (loss) 154,687 (94,272) Total Medical Properties Trust, Inc. stockholders’ equity 4,660,309 4,832,729 Non-controlling interests 1,054 1,054 Total Equity 4,661,363 4,833,783 Total Liabilities and Equity $ 14,924,195 $ 14,294,594 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025 17

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES

(As of and for the three months ended September 30, 2025)

(Unaudited)

($ amounts in thousands)

	MEDIAN[B]	Swiss Medical Network[C]	CommonSpirit[D]	Policlinico di Monza[E]	HM Hospitales[F]	Total	MPT Pro Rata Share
Gross real estate	$ 2,093,051	$ 1,906,667	$ 1,392,431	$ 196,682	$ 397,276	$ 5,986,107	$ 3,007,112
Cash	21,416	1,150	3,941	11,319	2,838	40,664	19,437
Accumulated depreciation and amortization	(344,778)	(234,888)	-	(43,295)	(49,714)	(672,675)	(380,830)
Other assets	122,105	97,513	-	5,360	11,295	236,273	137,074
Total Assets	**$ 1,891,794**	**$ 1,770,442**	**$ 1,396,372**	**$ 170,066**	**$ 361,695**	**$ 5,590,369**	**$ 2,782,793**
Debt (third party)	$ 788,397	$ 730,429	$ 770,000	$ -	$ 152,219	$ 2,441,045	$ 1,166,882
Other liabilities	122,374	177,252	38,885	(154)	91,965	430,322	236,311
Equity and shareholder loans	981,023[A]	862,761	587,487	170,220	117,511	2,719,002	1,379,600
Total Liabilities and Equity	**$ 1,891,794**	**$ 1,770,442**	**$ 1,396,372**	**$ 170,066**	**$ 361,695**	**$ 5,590,369**	**$ 2,782,793**
MPT share of real estate joint venture	**50%**	**70%**	**25%**	**50%**	**45%**		
Total	**$ 490,512**	**$ 603,933**	**$ 147,165**	**$ 85,110**	**$ 52,880**		**$ 1,379,600**

	MEDIAN[B]	Swiss Medical Network[C]	CommonSpirit[D]	Policlinico di Monza[E]	HM Hospitales[F]	Total	MPT Pro Rata Share
Total revenues	**$ 36,507**	**$ 23,088**	**$ 24,865**	**$ 4,904**	**$ 4,182**	**$ 93,546**	**$ 44,978**
Other expenses (income):							
Property-related	$ 924	$ 1,286	$ 90	$ 1,014	$ 24	$ 3,338	$ 1,903
Interest	21,170	4,106	13,194	-	574	39,044	17,022
Real estate depreciation and amortization	12,278	10,609	-	1,121	2,210	26,218	15,120
General and administrative	1,239	302	-	(37)	16	1,520	820
Fair value adjustments	-	-	(51,155)	-	-	(51,155)	(12,814)
Non-controlling interest expense	-	-	107	-	-	107	27
Income and other taxes	(28,849)[G]	1,023	-	-	346	(27,480)	(11,526)
Total other expenses (income)	**$ 6,762**	**$ 17,326**	**$ (37,764)**	**$ 2,098**	**$ 3,170**	**$ (8,408)**	**$ 10,552**
Net income	**$ 29,745**	**$ 5,762**	**$ 62,629**	**$ 2,806**	**$ 1,012**	**$ 101,954**	**$ 34,426**
MPT share of real estate joint venture	**50%**	**70%**	**25%**	**50%**	**45%**		
Earnings from equity interests	**$ 12,846**	**$ 4,033**	**$ 15,689**	**$ 1,403**	**$ 455**		**$ 34,426**[H]

(A) Includes a €309 million loan from both shareholders.

(B) MPT managed joint venture of 71-owned German facilities that are fully leased.

(C) Represents ownership in Infracore, which owns and leases 18 Switzerland facilities. We also have two Infracore facilities currently under development.

(D) Represents ownership in five Utah facilities that are fully leased. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures the underlying investments at fair value. For this quarter, our share of the joint venture's favorable fair value adjustment was $12.8 million, primarily related to real estate.

(E) Represents ownership in eight Italian facilities that are fully leased.

(F) Represents ownership in two Spanish facilities that are fully leased.

(G) Includes an approximately $34 million tax benefit for German tax rate changes, offset by approximately $4 million of non-shared tax expenses.

(H) Excludes $23,000 of amortization of equity investment costs.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025

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FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES

(Amounts in thousands)

OPERATING ENTITY INVESTMENT FRAMEWORK

MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.

- *Passive investments typically needed in order to acquire the larger real estate transactions.*
- *Cash payments go to previous owner and not to the tenant, with limited exceptions.*
- *Operators are vetted as part of our overall underwriting process.*
- *Potential for outsized returns and organic growth.*
- *Certain of these investments entitle us to customary minority rights and protections.*
- *Typically, no additional operating loss exposure beyond our investment.*
- *Proven track record of successful investments, including Ernest Health, Capella Healthcare and Springstone.*

Operator	Investment as of September 30, 2025	Ownership Interest	Structure
Swiss Medical Network	$ 196,537	8.9%	Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated loan facility.
Aevis	62,858	4.6%	Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our original investment of CHF 47 million is marked-to-market quarterly.
Priory Group	43,877	9.2%	In order to close the 2021 acquisition of 35 facilities, we made an investment in Priory, proceeds of which were paid to the former owner.
Aspris	15,920	9.2%	Includes our passive equity ownership interest in Aspris, a spin-off of Priory's education and children's services line of business.
Total	$ 319,192		

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS


2%
98%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025

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APPENDIX - NON-GAAP RECONCILIATIONS

ADJUSTED NET DEBT/ANNUALIZED EBITDA*re*

(Unaudited)

(Amounts in thousands)

	For the Three Months Ended September 30, 2025		Annualized	
ADJUSTED EBITDA*re* RECONCILIATION				
Net loss	$	(77,450)		
Add back:				
Interest		132,395		
Income tax		10,872		
Depreciation and amortization		69,476		
Loss on sale of real estate		9,115		
Real estate impairment charges		78,677		
Adjustment to reflect MPT's share of unlevered EBITDA*re* from unconsolidated real estate joint ventures[(A)]		(2,655)		
3Q 2025 EBITDA*re*	$	220,430		
Share-based compensation		12,342		
Other impairment charges, net		6,976		
Litigation, bankruptcy and other recoveries		(1,125)		
Debt refinancing and unutilized financing costs		14		
Non-cash fair value adjustments		(12,066)		
3Q 2025 Adjusted EBITDA*re*	$	226,571	$	906,284
Adjustments for mid-quarter investment activity[(B)]		270		
3Q 2025 Transaction Adjusted EBITDA*re*	$	226,841	$	907,364
ADJUSTED NET DEBT RECONCILIATION				
Total debt at September 30, 2025	$	9,616,176		
Less: Cash at September 30, 2025		(396,577)		
Less: Cash funded for development and capital addition projects at September 30, 2025[(C)]		(500,290)		
Adjusted Net Debt	$	8,719,309		

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA*re* as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA*re* are held constant. In our calculation, we start with EBITDA*re*, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDA*re* from unconsolidated real estate joint ventures. We then adjust EBITDA*re* for share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDA*re*. We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent to derive Adjusted Net Debt. We adjust Adjusted EBITDA*re* for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDA*re*. Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDA*re*, and Transaction Adjusted EBITDA*re* are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

(A) Includes only the unlevered portion of our share of EBITDA*re* from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDA*re* and net debt.
(B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs.
(C) Reflects development and capital improvement projects that are in process and not yet generating a cash return.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2025

20

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Head of Financial Strategy and Investor Relations (646) 884-9809 or dbabin@medicalpropertiestrust.com